SECURITIES AND EXCHANGE COMMISSION

                  WASHINGTON, D.C.  20549

                          FORM 8-K

                       CURRENT REPORT
             PURSUANT TO SECTION 13 or 15(d) of the
                SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported):
                        June 24, 1998

                     USA NETWORKS, INC.
    (Exact name of registrant as specified in charter)

                        Delaware
              (State or other jurisdiction
                   of incorporation)

       0-20570                            59-2712887
 (Commission File No.)        (IRS employer identification no.)

   152 West 57th Street, New York, NY             10019
(Address of principal executive offices)        (Zip Code)

      Registrant's telephone number, including area code:
                       (212) 314-7300


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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

          The information set forth under Item 5, below, is incorporated by reference herein in its entirety.

ITEM 5.   OTHER EVENTS

          On June 24, 1998, USA Networks, Inc. ("USAi") announced that it completed the previously-agreed merger between Ticketmaster Group, Inc. ("Ticketmaster") and Brick Acquisition Corp. ("Merger Sub"), a wholly owned subsidiary of USAi, pursuant to the terms of the Agreement and Plan of Merger, dated as of March 20, 1998, among USAi, Merger Sub and Ticketmaster. A copy of the press release is attached as an exhibit hereto and the description of such release is qualified in its entirety by reference to the exhibit hereto.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (c)  Exhibits.

               Exhibit              Title
                 No.

               20.01   Press Release of USA Networks, Inc. dated
                       June 24, 1998


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            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    USA NETWORKS, INC.

                                    By:  /s/  Thomas J. Kuhn
                                    Name:   Thomas J. Kuhn
                                    Title:  Senior Vice President
                                            and General Counsel

Date:  June 24, 1998


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                            EXHIBIT INDEX

Exhibit
  No.               Exhibit Description

 20.01   Press Release of USA Networks, Inc.,
         dated June 24, 1998